UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 20, 2012

                        Commission File Number 333-146627

                               BARON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                              26-0582528
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

 392 W. Mill Street, New Braunfels, TX                            78130
(Address of principal executive offices)                       (Zip Code)

                                 (830) 608-0300
               Registrant's telephone number, including area code

           Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On April 20, 2012, the board of directors of Baron Energy, Inc. ("our, "us") authorized the issuance of 1,497,006 shares of our common stock to our Chairman, President, and CEO, Ronnie L. Steinocher, in lieu of $50,000 of cash compensation, leaving $52,250 owed through March 31, 2012. The price per share of $0.0334 was based on the average closing price of our common stock for the last five trading days in March 2012.

     On April 20, 2012, the board of directors of Baron Energy, Inc. ("our, "us") authorized the issuance of 1,497,006 shares of our common stock to our Executive Vice President and CFO, Lisa P. Hamilton, in lieu of $50,000 of cash compensation, leaving $127,250 owed through March 31, 2012. The price per share of $0.0334 was based on the average closing price of our common stock for the last five trading days in March 2012.

     The shares were issued pursuant to the exemption provided by Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering. The recipient of our securities is an "accredited investor" and he took them for investment purposes without a view to distribution. Furthermore, he had access to information concerning us and our business prospects; there was no general solicitation or advertising for the purchase of our securities; and the securities are restricted pursuant to Rule 144.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The disclosure set forth under Item 3.02 to this Current Report on Form 8-K is incorporated herein by reference

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BARON ENERGY, INC.


Date: May 22, 2012                  By: /s/ Ronnie L. Steinocher
                                        ----------------------------------------
                                    Name:  Ronnie L. Steinocher
                                    Title: President and Chief Executive Officer


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